SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 23, 1997


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                         0-09781                     74-2099724
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


2929 Allen Parkway, Suite 2010, Houston, Texas                      77019
(Address of principal executive offices)                          (Zip Code)


                                 (713) 834-2950
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-34545) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated October 16, 1997, to the Prospectus, dated September 4, 1997, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1997-4.

          4.1 Revolving Credit Agreement (1997-4A), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.2 Revolving Credit Agreement (1997-4A), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.3 Revolving Credit Agreement (1997-4B), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.4 Revolving Credit Agreement (1997-4B), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.5 Revolving Credit Agreement (1997-4C), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.6 Revolving Credit Agreement (1997-4C), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.7 Trust Supplement No. 1997-4A-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.8 Trust Supplement No. 1997-4A-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.9 Trust Supplement No. 1997-4B-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.10 Trust Supplement No. 1997-4B-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.11 Trust Supplement No. 1997-4C-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.12 Trust Supplement No. 1997-4C-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.13 Intercreditor Agreement, dated October 23, 1997, among Wilmington Trust Company, as Trustee, ABN AMRO Bank N.V., Chicago Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Providers, and Wilmington Trust Company, as Subordination Agent and Trustee

          4.14 Deposit Agreement (Class A), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.15 Deposit Agreement (Class B), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.16 Deposit Agreement (Class C), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.17 Escrow and Paying Agent Agreement (Class A), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.18 Escrow and Paying Agent Agreement (Class B), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers

               Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.19 Escrow and Paying Agent Agreement (Class C), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.20 Note Purchase Agreement, dated October 23, 1997, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

          4.21 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

          4.22 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

          4.23 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

          4.24 Form of Leased Aircraft Trust Agreement (Trust Agreement  between
               [________]  and  First  Security  Bank,   National   Association)
               (Exhibit A-5 to Note Purchase Agreement)

          4.25 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

          4.26 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

          4.27 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

          4.28 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 1

          4.29 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 2

          4.30 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 3

          4.31 6.90% Continental Airlines Pass Through Certificate 1997-4B-O, Certificate No. 1

          4.32 6.80% Continental Airlines Pass Through Certificate 1997-4C-O, Certificate No. 1

          23.1 Consent of Aircraft Information Services, Inc.

          23.2 Consent of BK Associates, Inc.

          23.3 Consent of Morten Beyer and Agnew, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CONTINENTAL AIRLINES, INC.


                                                 By  /s/ JEFFERY A. SMISEK
                                                     ---------------------------
                                                     Jeffery A. Smisek
                                                     Executive Vice President
                                                     and General Counsel

November 6, 1997

                                  EXHIBIT INDEX

          4.1 Revolving Credit Agreement (1997-4A), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.2 Revolving Credit Agreement (1997-4A), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.3 Revolving Credit Agreement (1997-4B), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.4 Revolving Credit Agreement (1997-4B), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.5 Revolving Credit Agreement (1997-4C), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider

          4.6 Revolving Credit Agreement (1997-4C), dated October 23, 1997, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

          4.7 Trust Supplement No. 1997-4A-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.8 Trust Supplement No. 1997-4A-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.9 Trust Supplement No. 1997-4B-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.10 Trust Supplement No. 1997-4B-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.11 Trust Supplement No. 1997-4C-O, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.12 Trust Supplement No. 1997-4C-S, dated October 23, 1997, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Agreement, dated September 25, 1997

          4.13 Intercreditor Agreement, dated October 23, 1997, among Wilmington Trust Company, as Trustee, ABN AMRO Bank N.V., Chicago Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Providers, and Wilmington Trust Company, as Subordination Agent and Trustee

          4.14 Deposit Agreement (Class A), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.15 Deposit Agreement (Class B), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.16 Deposit Agreement (Class C), dated October 23, 1997, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

          4.17 Escrow and Paying Agent Agreement (Class A), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.18 Escrow and Paying Agent Agreement (Class B), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.19 Escrow and Paying Agent Agreement (Class C), dated October 23, 1997, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Salomon Brothers Inc, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

          4.20 Note Purchase Agreement, dated October 23, 1997, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

          4.21 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

          4.22 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

          4.23 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

          4.24 Form of Leased Aircraft Trust Agreement (Trust Agreement  between
               [________]  and  First  Security  Bank,   National   Association)
               (Exhibit A-5 to Note Purchase Agreement)

          4.25 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

          4.26 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

          4.27 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

          4.28 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 1

          4.29 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 2

          4.30 6.90% Continental Airlines Pass Through Certificate 1997-4A-O, Certificate No. 3

          4.31 6.90% Continental Airlines Pass Through Certificate 1997-4B-O, Certificate No. 1

          4.32 6.80% Continental Airlines Pass Through Certificate 1997-4C-O, Certificate No. 1

          23.1 Consent of Aircraft Information Services, Inc.

          23.2 Consent of BK Associates, Inc.

          23.3 Consent of Morten Beyer and Agnew, Inc.